SEMI
ANNUAL
REPORT

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FEBRUARY 28, 2002
TEMPLETON WORLD FUND

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FRANKLIN TEMPLETON
INVESTMENTS

     THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS
           TO MAINTAIN A LONG-TERM PERSPECTIVE, AND REMEMBER THAT ALL SECURITIES
               MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE
                                APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO
                               SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OF JEFFREY A. EVERETT, CFA OMITTED]
JEFFREY A. EVERETT, CFA
PORTFOLIO MANAGER
TEMPLETON WORLD FUND
--------------------------------------------------------------------------------
[ICON OF MOUSE OMITTED]
FRANKLINTEMPLETON.COM

Electronic delivery is a convenient alternative to receiving these reports
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and sign up.
--------------------------------------------------------------------------------

SHAREHOLDER LETTER
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YOUR FUND'S GOAL: TEMPLETON WORLD FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER
NORMAL MARKET CONDITIONS, THE FUND INVESTS MAINLY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton World Fund covers the period ended February 28, 2002. During the six months under review, investments in global equities continued to be dominated by concerns about the U.S. economy's recession and its impact globally. Investors will remember 2001 not only for the tragic events of September 11 but also for the first synchronized global economic slowdown in a decade. Terrorism and ensuing military actions exacerbated what had begun earlier in 2001: declines in employment, corporate earnings and gross domestic product (GDP) growth within Asia, Europe and the Americas. Most nations' central banks responded with monetary stimulus as they sought to prop up their economies. Paradoxically, the fallout from September 11 might have also sped up the pace toward economic recovery, as the U.S. posted surprisingly strong annualized GDP growth of 1.7% in 2001's fourth quarter, based largely on increased consumer and government spending.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  7

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 20

Notes to
Financial Statements ....... 23


[GRAPHIC OF PYRAMID OMITTED]
FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.

Corporations stepped back to assess the benefit of their previously huge capital spending binges, which contributed to over-leveraged balance sheets and excess capacity worldwide. Waning pricing power and satiated consumer demand led to a continued manufacturing slowdown that eventually spread to the services sector. In terms of world regions and industry sectors, most recorded negative stock performance. However, global stock markets generally rebounded in 2001's fourth quarter with double-digit gains for many of the major indexes as investors began to anticipate that fiscal and monetary measures in the U.S. and abroad would lead to recovery in world economies. One notable exception was Japan, whose economic situation continued to preoccupy investors as the country's Nikkei Index remained under pressure and declined 2.07% in U.S. dollar terms during 2001's fourth quarter.(1) Rapid and relatively smooth developments concerning the military conflict in Afghanistan may also have helped global equities bounce back. However, investor enthusiasm and market momentum appeared to push many stocks' share prices ahead of tangible, fundamental improvements in most corporate income statements and balance sheets. As a result, part of the year-end gains were lost during January and February of 2002, especially as economic uncertainty prevailed.

In this volatile worldwide investment climate, Templeton World Fund - Class A produced a 1.30% cumulative total return for the six-month period ended February 28, 2002, as shown in the Performance Summary beginning on page 7. By comparison, our benchmark, the Morgan Stanley Capital

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/02

[PIE CHART OMITTED]

NORTH AMERICA             32.6%
ASIA                      28.1%
EUROPE                    26.2%
LATIN AMERICA              4.9%
AUSTRALIA & NEW ZEALAND    2.2%
SHORT-TERM INVESTMENTS &
  OTHER NET ASSETS         6.0%


1. Source: Standard & Poor's Micropal. The Nikkei 225 Stock Average is a price-weighted index of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

International (MSCI) World Index returned -4.71% during the same period.(2)

We adhered to our time-tested investment philosophy of searching the globe for undervalued securities. Defensive stocks typically have provided excellent risk-adjusted returns in fragile economic times. We believe the Fund held a number of such securities, which helped performance during the reporting period. One example is Netherlands-based Rodamco Europe, a property management company that owns some of the biggest European shopping centers and is the largest company of its kind on that continent. In our analysis, Rodamco, a new Fund holding, is a superb example of the European restructuring stories we sought recently and have referred to in previous reports. Accordingly, we recognized this company's fundamental value and were pleased to acquire its stock at what we considered a low price-to-earnings multiple, one of our key criteria. We also made some notable additions to existing holdings, increasing our position in XL Capital, a Bermuda-based insurance company, and Hutchison Whampoa, a Hong Kong-based conglomerate.

The general stock market rebound that occurred roughly midway through the reporting period provided opportunities to sell some stocks on strength, particularly our U.S. stocks. For example, we sold defense contractor Lockheed Martin and housewares, home furnishings and office products manufacturer Newell Rubbermaid. We also trimmed our position in Merrill Lynch, a leading brokerage and money management firm. Outside the U.S., we sold our interest in Anglo American Platinum, a South African mining concern. In Germany, we realized some profits by selling down the Fund's position in



TOP 10 COUNTRIES
Based on Equity Securities
2/28/02

                  % OF TOTAL
                  NET ASSETS
-----------------------------
U.S.                   26.0%

South Korea             9.1%

Netherlands             7.4%

Hong Kong               6.5%

U.K.                    5.6%

Japan                   5.0%

China                   3.9%

Bermuda                 3.8%

Germany                 3.1%

France                  2.7%



2. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

E.On, a large, diversified global utility that has shown great success in acquiring utilities and creating value by developing synergies and selling off non-core assets to make the company more focused. We also trimmed our holdings in Stora Enso, a Finnish producer of forest products, and Cheung Kong Holdings, a Hong Kong-based company with a strong regional presence in real estate development.

Continued media focus on the collapse and scandal surrounding Enron, which filed the largest bankruptcy claim in U.S. history, also put pressure on other companies' share prices as the investment and regulatory communities widened their field of scrutiny beyond the utilities industry. We believe one of the most fortunate outcomes of the Enron debacle is that investors are focusing their attention on credit risk, the risk that a company will not be able to pay its ongoing obligations and that losses will result. Since the era of increasing leverage in the U.S. -- occurring primarily during the boom years of 1997-99 -- and in the more recent era of decreasing margins, again, most specifically in the U.S., credit risk is likely to become particularly pernicious and increasingly important for companies and investors.

In contrast, a closer look at credit risks outside the U.S. highlights POSITIVE news from Asia. Credit risks there are diminishing, just at a time when credit fears are rising in many other parts of the world. Specifically, Asian yield spreads, or differences, over U.S. Treasury bonds, an important barometer of risk for bondholders, fell from 230 basis points (2.3%) to 120 basis points in South Korea during 2001, and from 160 basis points to 100 basis points in China. Even in the Philippines, yield spreads diminished considerably, from 650 basis points



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
2/28/02

                  % OF TOTAL
                  NET ASSETS
-----------------------------
Banks                   7.9%

Oil & Gas               7.6%

Insurance               7.5%

Electric Utilities      5.7%

Real Estate             5.5%

Metals & Mining         5.1%

Pharmaceuticals         4.1%

Household Durables      3.9%

Diversified Financials  3.8%

Diversified
Telecommunication
Services                3.1%
over U.S. Treasury bonds to just 410 basis points at year-end 2001.(3) These numbers make clear that many credit sensitive investors, including Templeton World Fund managers, are growing less worried -- and thus more optimistic -- about Asian credit risks than at the beginning of 2001. In Asia, we believe the recent combination of lower risk factors and many of the world's lowest stock valuations, combined with rising profitability, provide a very favorable backdrop in these markets for the foreseeable future. Despite these positive developments, we remain vigilant toward credit risk issues as we seek to gauge any meaningful shift in investor expectations. In our opinion, credit risk will continue to be foremost in investors' minds for much of 2002, as long as global economic recovery remains tenuous.

Looking forward, we are only cautiously optimistic for the near future. To remove the cautionary element, we need to see clearer evidence that the global economic situation has improved enough to allow for sustainable earnings growth and positive investment returns. In our opinion, there are currently a fair number of stocks around the world offering what we believe are compelling valuations, and that should benefit from a global economic upturn.

In these uncertain times, we draw on Templeton's fundamental investment approach, which is focused on the long term, and we encourage you to do the same. We will continue to concentrate on our stock selection approach by investing in companies whose security prices, in our view, do not yet reflect their long-term earnings potential.

It is important to note that there are special risks associated with global investing related to market, currency, economic,



TOP 10 EQUITY HOLDINGS
2/28/02

COMPANY
SECTOR/INDUSTRY,       % OF TOTAL
COUNTRY                NET ASSETS
---------------------------------
Cheung Kong Holdings Ltd.    3.2%
REAL ESTATE, HONG KONG

Kookmin Bank                 2.2%
BANKS, SOUTH KOREA

Ace Ltd.                     2.2%
INSURANCE, BERMUDA

PetroChina Co. Ltd., H       2.0%
OIL & GAS, CHINA

Samsung Electronics Co. Ltd. 1.7%
SEMICONDUCTOR EQUIPMENT &
PRODUCTS, SOUTH KOREA

HCA Inc.                     1.7%
HEALTH CARE PROVIDERS &
SERVICES, U.S.

Pharmacia Corp.              1.6%
PHARMACEUTICALS, U.S.

XL Capital Ltd., A           1.6%
INSURANCE, BERMUDA

LG Electronics Inc.          1.5%
HOUSEHOLD DURABLES,
SOUTH KOREA

Kroger Co.                   1.5%
FOOD & DRUG RETAILING, U.S.



3. Source: Credit Lyonnais Securities Asia.

social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 2,079% in the past 14 calendar years, but has suffered 6 quarterly declines of more than 15% during that time.(4) Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued investment in Templeton World Fund and welcome your comments or suggestions.

Sincerely,

/S/SIGNATURE
Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

4. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 14 years ended 12/31/01. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Mexico Free Index is market capitalization-weighted and measures the total return of equity securities in Mexico. The index includes only securities available to foreign (non-local) investors.



--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.09         $14.61    $14.70
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.2662

CLASS B                        CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.04         $14.47    $14.51
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.1638

CLASS C                        CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.02         $14.32    $14.34
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.1505


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE


CLASS A                           6-MONTH    1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------
Cumulative Total Return(1)          1.30%    -7.22%    34.62%   183.23%

Average Annual Total Return(2)     -4.55%   -12.56%     4.88%    10.31%

Value of $10,000 Investment(3)     $9,545    $8,744   $12,691   $26,690

Avg. Ann. Total Return (3/31/02)(4)          -2.04%     6.03%    11.12%



                                                              INCEPTION
CLASS B                           6-MONTH    1-YEAR    3-YEAR  (1/1/99)
-----------------------------------------------------------------------
Cumulative Total Return(1)          0.92%    -7.90%    11.99%     8.55%

Average Annual Total Return(2)      3.07%   -11.54%     2.97%     1.81%

Value of $10,000 Investment(3)     $9,693    $8,846   $10,918   $10,582

Avg. Ann. Total Return (3/31/02)(4)          -0.76%     2.38%     3.31%



                                                              INCEPTION
CLASS C                           6-MONTH    1-YEAR    5-YEAR  (5/1/95)
-----------------------------------------------------------------------
Cumulative Total Return(1)          0.97%    -7.89%    29.58%    81.52%

Average Annual Total Return(2)     -0.99%    -9.72%     5.11%     8.95%

Value of $10,000 Investment(3)     $9,901    $9,028   $12,830   $17,965

Avg. Ann. Total Return (3/31/02)(4)           1.14%     6.27%     9.60%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON WORLD FUND



CLASS A

If you had invested $10,000 in Templeton World Fund - Class A at inception, it would have been worth $232,910 on February 28, 2002. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2002.*

Templeton World Fund
Semiannual Report
February 28, 2002

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

This logarithmic mountain chart shows the value of a $10,000 investment if capital gains and dividends were reinvested, if capital gains were reinvested and if dividends were reinvested in Templeton World Fund Class A compared with the CPI, from inception on January 17, 1978, through February 28, 2002.*

TEMPLETON WORLD FUND
[GRAPHIC OMITTED]
[EDGAR representation of data points used in printed graphic as follows:]

               TOTAL VALUE    PRINCIPAL +   PRINCIPAL+       CPI  PRINCIPAL     INCOME     CAPITAL
                              CAP GAINS     DIVIDENDS                                         GAIN

  01/17/1978        $9,425       $9,425        $9,425    $10,000     $9,425         $0          $0
  12/31/1978       $11,452       $11,405      $11,395    $10,863    $11,348        $47         $57
  12/31/1979       $14,675       $14,388      $14,406    $12,307    $14,119       $287        $269
  12/31/1980       $17,734       $16,973      $17,349    $13,848    $16,588       $761        $385
  12/31/1981       $18,837       $17,405      $17,785    $15,083    $16,353     $1,432      $1,052
  12/31/1982       $22,487       $20,021      $21,080    $15,661    $18,614     $2,466      $1,407
  12/31/1983       $30,130       $26,233      $27,121    $16,254    $23,224     $3,897      $3,009
  12/31/1984       $31,561       $27,017      $26,241    $16,896    $21,697     $4,544      $5,320
  12/31/1985       $41,519       $34,640      $33,383    $17,538    $26,504     $6,879      $8,136
  12/31/1986       $48,726       $40,184      $36,327    $17,731    $27,785     $8,542     $12,399
  12/31/1987       $50,394       $41,022      $33,237    $18,517    $23,865     $9,372     $17,157
  12/31/1988       $60,317       $48,297      $38,712    $19,335    $26,692    $12,020     $21,605
  12/31/1989       $73,950       $57,755      $46,883    $20,234    $30,688    $16,195     $27,067
  12/31/1990       $62,190       $47,435      $38,148    $21,471    $23,393    $14,755     $24,042
  12/31/1991       $80,706       $61,438      $46,167    $22,128    $26,899    $19,268     $34,539
  12/31/1992       $83,330       $63,289      $44,660    $22,769    $24,619    $20,041     $38,670
  12/31/1993      $111,333       $85,391      $55,556    $23,396    $29,614    $25,942     $55,777
  12/31/1994      $112,307       $86,977      $52,040    $24,020    $26,710    $25,330     $60,267
  12/31/1995      $136,510      $106,848      $57,767    $24,630    $28,105    $29,662     $78,743
  12/31/1996      $165,794      $128,697      $68,294    $25,448    $31,197    $37,097     $97,500
  12/31/1997      $197,679      $155,737      $73,648    $25,881    $31,706    $41,942    $124,031
  12/31/1998      $209,566      $165,233      $74,362    $26,297    $30,029    $44,333    $135,204
  12/31/1999      $268,493      $210,618      $93,106    $27,002    $35,231    $57,875    $175,387
  12/31/2000      $257,771      $202,768      $86,068    $27,918    $31,065    $55,003    $171,703
  12/31/2001      $236,896      $182,836      $82,072    $28,350    $28,012    $54,060    $154,824
  02/28/2002      $232,910      $179,759      $80,691    $28,526    $27,540    $53,151    $152,219


*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The chart does not relflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers two other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON WORLD FUND
Financial Highlights

                                                                                CLASS A
                                                 ---------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2002 ---------------------------------------------------------
                                                    (UNAUDITED)      2001       2000        1999        1998        1997
                                                 ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ........     $14.70       $18.87      $18.14      $15.45      $19.66      $16.21
                                                 ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................        .06a         .29         .27         .33         .42         .45
 Net realized and unrealized gains (losses) .        .12a       (3.04)       1.93        4.10       (1.59)       4.47
                                                 ---------------------------------------------------------------------------
Total from investment operations ............        .18        (2.75)       2.20        4.43       (1.17)       4.92
                                                 ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.27)        (.27)       (.38)       (.36)       (.44)       (.43)
 Net realized gains .........................         --        (1.15)      (1.09)      (1.38)      (2.60)      (1.04)
                                                 ---------------------------------------------------------------------------
Total distributions .........................       (.27)       (1.42)      (1.47)      (1.74)      (3.04)      (1.47)
                                                 ---------------------------------------------------------------------------
Net asset value, end of period ..............     $14.61       $14.70      $18.87      $18.14      $15.45      $19.66
                                                 ===========================================================================
Total return* ...............................      1.30%     (15.18)%      13.59%      31.42%     (7.80)%      32.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........  $6,856,925   $7,102,237  $9,515,467  $9,115,995  $7,852,041  $8,649,994
Ratios to average net assets:
 Expenses ...................................      1.06%**      1.09%       1.07%       1.04%       1.04%       1.03%
 Net investment income ......................       .82%**a     1.79%       1.52%       1.99%       2.34%       2.58%
Portfolio turnover rate .....................     20.27%       24.91%      46.92%      35.81%      43.36%      39.16%

a The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1h resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002.

---------------------------------------------------------------
Net investment income per share ...................... $(0.01)
Net realized and unrealized gains per share ..........   0.01
Ratio of net investment income to average net assets .  (0.07)%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended August
 31, 1999.

TEMPLETON WORLD FUND
Financial Highlights (CONTINUED)

                                                                                  CLASS B
                                                               ---------------------------------------------
                                                               SIX MONTHS ENDED     YEAR ENDED AUGUST 31,
                                                               FEBRUARY 28, 2002 ---------------------------
                                                                  (UNAUDITED)     2001      2000     1999+
                                                               ---------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................       $14.51     $18.66    $18.05   $15.93
                                                                --------------------------------------------
Income from investment operations:
 Net investment income .........................................           --a       .17       .15      .15
 Net realized and unrealized gains (losses) ....................          .12a     (3.01)     1.90     1.97
                                                                --------------------------------------------
Total from investment operations ...............................          .12      (2.84)     2.05     2.12
                                                                --------------------------------------------
Less distributions from:
 Net investment income .........................................         (.16)      (.16)     (.35)      --
 Net realized gains ............................................           --      (1.15)    (1.09)      --
                                                                --------------------------------------------
Total distributions ............................................         (.16)     (1.31)    (1.44)      --
                                                                --------------------------------------------
Net asset value, end of period .................................       $14.47     $14.51    $18.66   $18.05
                                                                ============================================
Total return* ..................................................          .92%    (15.82)%   12.76%   13.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................      $27,754    $25,743   $23,816   $9,261
Ratios to average net assets:
 Expenses ......................................................         1.81%**    1.83%     1.82%    1.85%**
 Net investment income .........................................          .06%**a   1.08%      .83%    1.27%**
Portfolio turnover rate ........................................        20.27%     24.91%    46.92%   35.81%

a The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1h resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002.

---------------------------------------------------------------
Net investment income per share ....................... $(0.01)
Net realized and unrealized gains per share ...........   0.01
Ratio of net investment income to average net assets ..  (0.08)%



*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.

TEMPLETON WORLD FUND
Financial Highlights (CONTINUED)

                                                                         CLASS C
                                          --------------------------------------------------------------------
                                          SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2002  -------------------------------------------------
                                             (UNAUDITED)      2001      2000       1999      1998      1997
                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........  $14.34      $18.43    $17.71     $15.16    $19.39    $16.04
                                               ---------------------------------------------------------------
Income from investment operations:
 Net investment income ........................     .01a        .17       .14        .20       .33       .34
 Net realized and unrealized gains (losses) ...     .12a      (2.98)     1.89       4.02     (1.61)     4.39
                                               ---------------------------------------------------------------
Total from investment operations ..............     .13       (2.81)     2.03       4.22     (1.28)     4.73
                                               ---------------------------------------------------------------
Less distributions from:
 Net investment income ........................    (.15)       (.13)     (.22)      (.29)     (.35)     (.34)
 Net realized gains ...........................      --       (1.15)    (1.09)     (1.38)    (2.60)    (1.04)
                                               ---------------------------------------------------------------
Total distributions ...........................    (.15)      (1.28)    (1.31)     (1.67)    (2.95)    (1.38)
                                               ---------------------------------------------------------------
Net asset value, end of period ................  $14.32      $14.34    $18.43     $17.71    $15.16    $19.39
                                               ===============================================================
Total Return* .................................     .97%     (15.83)%   12.77%     30.39%    (8.51)%   31.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............$298,918    $313,538  $423,614   $417,439  $325,319  $207,679
Ratios to average net assets:
 Expenses .....................................    1.81%**     1.83%     1.82%      1.81%     1.80%     1.83%
 Net investment income ........................     .08%**a    1.04%      .78%      1.22%     1.66%     1.92%
Portfolio turnover rate .......................   20.27%      24.91%    46.92%     35.81%    43.36%    39.16%

a The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1h resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002.

--------------------------------------------------------------
Net investment income per share ......................$(0.01)
Net realized and unrealized gains per share ..........  0.01
Ratio of net investment income to average net assets . (0.07)%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August
 31, 1999.


                     See notes to financial statements.

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)




                                                                    COUNTRY          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 86.2%
     AEROSPACE & DEFENSE .8%
     BAE Systems PLC .........................................   United Kingdom    13,175,184      $  59,259,537
                                                                                                   --------------
     AIR FREIGHT & COURIERS .6%
     Deutsche Post AG, 144A ..................................       Germany          495,100          6,381,093
     United Parcel Service Inc., B ...........................    United States       586,600         34,574,204
                                                                                                   --------------
                                                                                                      40,955,297
                                                                                                   --------------
     AIRLINES .2%
     Qantas Airways Ltd. .....................................      Australia       5,336,000         12,338,718
    *Qantas Airways Ltd., 144A ...............................      Australia       1,326,500          3,067,337
                                                                                                   --------------
                                                                                                      15,406,055
                                                                                                   --------------
     AUTO COMPONENTS .5%
     Autoliv Inc., SDR .......................................       Sweden            17,000            410,222
     Valeo SA ................................................       France           891,510         37,239,110
                                                                                                   --------------
                                                                                                      37,649,332
                                                                                                   --------------
     BANKS 7.9%
     Banca Nazionale del Lavoro SpA ..........................        Italy        26,315,850         53,948,779
     DBS Group Holdings Ltd. .................................      Singapore       7,780,657         57,340,322
     Golden West Financial Corp. .............................    United States     1,433,800         91,404,750
     HSBC Holdings PLC .......................................      Hong Kong       4,608,506         51,259,787
     Kookmin Bank ............................................     South Korea      3,592,023        157,095,046
     Royal Bank of Scotland Group PLC ........................   United Kingdom     3,961,661         97,050,917
     San Paolo-IMI SpA .......................................        Italy            28,043            284,779
    *UBS AG ..................................................     Switzerland        200,000          9,252,523
     Unibanco Uniao de Bancos Brasileiros SA, GDR ............       Brazil         2,143,400         51,870,280
                                                                                                   --------------
                                                                                                     569,507,183
                                                                                                   --------------
     BUILDING PRODUCTS .5%
     Toto Ltd. ...............................................        Japan         8,552,000         36,042,055
                                                                                                   --------------
     CHEMICALS 2.8%
     Akzo Nobel NV ...........................................     Netherlands      1,999,444         88,205,423
     Bayer AG, Br. ...........................................       Germany          300,000          9,523,645
     Dow Chemical Co. ........................................    United States     1,345,000         42,071,600
     DSM NV, Br. .............................................     Netherlands      1,540,582         59,180,886
                                                                                                   --------------
                                                                                                     198,981,554
                                                                                                   --------------
     COMMERCIAL SERVICES & SUPPLIES 1.6%
    *Ceridian Corp. ..........................................    United States     1,584,800         29,477,280
     Kidde PLC ...............................................   United Kingdom    10,986,000         10,488,607
     Societe BIC SA ..........................................       France           621,001         20,949,457
     Waste Management Inc. ...................................    United States     2,000,000         52,620,000
                                                                                                   --------------
                                                                                                     113,535,344
                                                                                                   --------------

    *COMMUNICATIONS EQUIPMENT .2%
     American Tower Corp., A .................................    United States     2,666,800         12,907,312
                                                                                                   --------------

                                                                                                              13

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                     COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     COMPUTERS & PERIPHERALS 1.1%
    *EMC Corp. ..............................................     United States     2,619,800      $  28,555,820
     Hewlett-Packard Co. ....................................     United States     2,064,500         41,537,740
     NEC Corp. ..............................................         Japan         1,116,000          8,114,089
                                                                                                   --------------
                                                                                                      78,207,649
                                                                                                   --------------
     CONSTRUCTION MATERIALS 1.7%
     Cemex SA , ADR .........................................        Mexico         3,606,464         87,997,722
     Gujarat Ambuja Cements Ltd. ............................         India         3,911,172         19,142,510
     Gujarat Ambuja Cements Ltd., GDR, 144A .................         India         1,294,000          6,437,650
     Gujarat Ambuja Cements Ltd., GDR, Reg S ................         India         1,152,000          5,731,200
                                                                                                   --------------
                                                                                                     119,309,082
                                                                                                   --------------
     DISTRIBUTORS .5%
     Li & Fung Ltd. .........................................       Hong Kong      24,752,000         33,323,204
                                                                                                   --------------
     DIVERSIFIED FINANCIALS 3.8%
     Ayala Corp. ............................................      Philippines    102,811,000         13,240,051
     First Pacific Co. Ltd. .................................       Hong Kong      25,296,190          4,086,701
     Housing Development Finance Corp. Ltd. .................         India         1,768,000         24,736,762
     Merrill Lynch & Co. Inc. ...............................     United States       712,490         34,163,895
     Morgan Stanley Dean Witter & Co. .......................     United States     1,190,744         58,489,345
     Nomura Securities Co. Ltd. .............................         Japan         3,844,000         43,947,842
     Rodamco Europe NV ......................................      Netherlands      1,946,850         73,457,141
     Swire Pacific Ltd., A ..................................       Hong Kong       4,326,500         23,520,672
                                                                                                   --------------
                                                                                                     275,642,409
                                                                                                   --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
     Cable & Wireless PLC ...................................    United Kingdom    17,902,710         55,707,787
     Korea Telecom Corp., ADR ...............................      South Korea      1,690,800         37,704,840
     Nippon Telegraph & Telephone Corp. .....................         Japan             6,500         20,739,772
    *Pacific Century Regional Developments Ltd. .............       Singapore      13,008,000          3,515,004
     Telecom Corp. of New Zealand Ltd. ......................      New Zealand     11,026,000         23,492,700
     Telecom Italia SpA .....................................         Italy         4,000,000         32,904,582
     Telecom Italia SpA, di Risp ............................         Italy         5,193,500         26,954,250
    *Worldcom Inc.-Worldcom Group ...........................     United States     1,899,700         14,285,744
                                                                                                   --------------
                                                                                                     215,304,679
                                                                                                   --------------
     ELECTRIC UTILITIES 5.7%
     E.On AG ................................................        Germany        1,719,860         84,202,580
     Entergy Corp. ..........................................     United States     2,247,300         92,768,544
     Guangdong Electric Power Development Co. Ltd., B, ......         China        64,681,530         43,954,497
     Iberdrola SA, Br. ......................................         Spain         7,587,317         95,492,022
    *Korea Electric Power Corp. .............................      South Korea      5,780,150         95,833,743
                                                                                                   --------------
                                                                                                     412,251,386
                                                                                                   --------------

14

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                     COUNTRY        SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.8%
     Hitachi Ltd. ............................................        Japan        13,390,000      $   85,247,749
     Murata Manufacturing Co. Ltd. ...........................        Japan           563,000          35,002,129
    *Solectron Corp. .........................................    United States     1,443,900          11,941,053
                                                                                                   ---------------
                                                                                                      132,190,931
                                                                                                   ---------------
     FOOD & DRUG RETAILING 2.6%
     J. Sainsbury PLC ........................................   United Kingdom    12,605,167          74,569,116
    *Kroger Co. ..............................................    United States     4,936,100         109,334,615
                                                                                                   ---------------
                                                                                                      183,903,731
                                                                                                   ---------------
     FOOD PRODUCTS 1.1%
     Kraft Foods Inc. ........................................    United States       687,400          26,877,340
     Unilever NV .............................................     Netherlands        949,050          55,166,348
                                                                                                   ---------------
                                                                                                       82,043,688
                                                                                                   ---------------
     HEALTH CARE PROVIDERS & SERVICES 2.3%
     Aetna Inc. ..............................................    United States     1,264,900          44,347,394
     HCA Inc. ................................................    United States     2,990,200         121,790,846
                                                                                                   ---------------
                                                                                                      166,138,240
                                                                                                   ---------------
     HOTELS RESTAURANTS & LEISURE .2%
     Carnival Corp. ..........................................    United States       425,000          11,598,250
                                                                                                   ---------------
     HOUSEHOLD DURABLES 3.9%
     Koninklijke Philips Electronics NV ......................     Netherlands      3,099,765          80,975,117
     LG Electronics Inc. .....................................     South Korea      3,721,000         111,020,092
     Makita Corp. ............................................        Japan           148,000             864,831
     Sony Corp. ..............................................        Japan         1,984,100          90,142,559
                                                                                                   ---------------
                                                                                                      283,002,599
                                                                                                   ---------------
     HOUSEHOLD PRODUCTS .5%
     Procter & Gamble Co. ....................................    United States       425,200          36,052,708
                                                                                                   ---------------

     INDUSTRIAL CONGLOMERATES 2.5%
     Cookson Group PLC .......................................   United Kingdom     7,839,433           8,759,638
    *Grupo Carso SA de CV ....................................       Mexico         2,023,000           7,220,649
     Hutchison Whampoa Ltd. ..................................      Hong Kong      13,262,060         107,977,153
     Tyco International Ltd. .................................    United States     1,966,336          57,220,378
                                                                                                   ---------------
                                                                                                      181,177,818
                                                                                                   ---------------
     INSURANCE 7.5%
     Ace Ltd. ................................................       Bermuda        3,542,770         155,527,603
     American International Group Inc. .......................    United States       487,870          36,087,744
     AXA SA ..................................................       France         1,624,252          30,277,259
     Sampo-Leonia OYJ, A .....................................       Finland        7,161,143          55,687,524
    *Sampo-Leonia OYJ,144A ...................................       Finland        3,266,000          25,397,545


                                                                                                              15

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                    COUNTRY        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INSURANCE (CONT.)
     Scor SA ................................................        France           664,813      $  21,541,857
    +W. R. Berkley Corp. ....................................     United States     1,863,100        101,538,950
     XL Capital Ltd., A .....................................        Bermuda        1,177,185        112,138,643
                                                                                                   --------------
                                                                                                     538,197,125
                                                                                                   --------------
     IT CONSULTING & SERVICES .5%
    *Covansys Corp. .........................................     United States        60,400            493,468
     Satyam Computers Services Ltd. .........................         India         6,431,660         35,312,757
                                                                                                   --------------
                                                                                                      35,806,225
                                                                                                   --------------
     LEISURE EQUIPMENT & PRODUCTS 1.3%
     Mattel Inc. ............................................     United States     4,950,100         93,804,395
                                                                                                   --------------
     MACHINERY .8%
     Invensys PLC ...........................................    United Kingdom    14,357,529         19,495,096
     Volvo AB, B ............................................        Sweden         2,333,326         41,030,021
                                                                                                   --------------
                                                                                                      60,525,117
                                                                                                   --------------
     MEDIA .7%
     Gannett Co. Inc. .......................................     United States       543,900         41,434,302
     United Business Media PLC ..............................    United Kingdom     1,002,600          8,295,795
                                                                                                   --------------
                                                                                                      49,730,097
                                                                                                   --------------
     METALS & MINING 3.6%
     Alcan Inc. .............................................        Canada         1,882,710         76,108,680
     BHP Billiton Ltd. ......................................       Australia      15,444,969         93,989,008
     Companhia Siderurgica Nacional CSN, ADR ................        Brazil           691,280         12,823,244
     Pohang Iron & Steel Co. Ltd. ...........................      South Korea        678,235         75,052,064
                                                                                                   --------------
                                                                                                     257,972,996
                                                                                                   --------------
     OIL & GAS 7.6%
     Burlington Resources Inc. ..............................     United States     1,603,900         60,274,562
     CNOOC Ltd. .............................................         China        27,695,716         29,651,470
     Occidental Petroleum Corp. .............................     United States     1,903,500         51,089,940
     Perez Companc SA, B, ADR ...............................       Argentina       2,216,960         21,504,512
     PetroChina Co. Ltd., H .................................         China       754,340,000        140,243,357
     Royal Dutch Petroleum Co., Br. .........................      Netherlands      1,818,000         93,803,749
     Shell Transport & Trading Co. PLC ......................    United Kingdom    10,041,795         69,879,678
     Valero Energy Corp. ....................................     United States     1,899,550         81,357,727
                                                                                                   --------------
                                                                                                     547,804,995
                                                                                                   --------------
     PAPER & FOREST PRODUCTS
     Stora Enso OYJ, R (EUR/FIM Traded) ......................       Finland          195,428          2,535,677
                                                                                                   --------------
     PHARMACEUTICALS 4.1%
     Abbott Laboratories .....................................    United States     1,250,000         70,687,500
     Aventis SA ..............................................       France           463,578         34,164,753
     Bristol-Myers Squibb Co. ................................    United States       500,000         23,500,000


16

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                     COUNTRY        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PHARMACEUTICALS (CONT.)
    *Elan Corp. PLC, ADR ....................................    Irish Republic       936,700      $  13,207,470
     Ono Pharmaceutical Co. Ltd. ............................         Japan         1,265,500         37,258,136
     Pharmacia Corp. ........................................     United States     2,761,867        113,374,640
                                                                                                   --------------
                                                                                                     292,192,499
                                                                                                   --------------
     REAL ESTATE 5.5%
     Ayala Land Inc. .........................................     Philippines     60,850,000          8,192,488
     Boston Properties Inc. ..................................    United States       200,000          7,534,000
     Cheung Kong Holdings Ltd. ...............................      Hong Kong      27,964,600        233,060,743
     Crescent Real Estate Equities Co. .......................    United States     2,805,846         50,533,286
    *Inversiones y Representacion SA .........................      Argentina               2                  1
    *Inversiones y Representacion SA, GDR ....................      Argentina       1,978,757         10,586,350
     Lend Lease Corp. Ltd. ...................................      Australia       3,929,035         23,990,918
     New World Development Co. Ltd. ..........................      Hong Kong      20,236,031         16,475,789
     Union du Credit Bail Immobilier .........................       France           902,808         46,855,709
                                                                                                   --------------
                                                                                                     397,229,284
                                                                                                   --------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.4%
    *Agere Systems Inc., A ...................................    United States     3,819,000         15,276,000
     Samsung Electronics Co. Ltd. ............................     South Korea        481,290        124,694,063
    *Taiwan Semiconductor Manufacturing Co. ..................       Taiwan        12,504,000         29,207,463
                                                                                                   --------------
                                                                                                     169,177,526
                                                                                                   --------------
    *SOFTWARE 1.7%
     BMC Software Inc. .......................................    United States     1,750,300         28,092,315
     Intuit Inc. .............................................    United States     2,038,300         77,231,187
     Synopsys Inc. ...........................................    United States       408,000         19,216,800
                                                                                                   --------------
                                                                                                     124,540,302
                                                                                                   --------------
    *SPECIALTY RETAIL .3%
     Toys R Us Inc. ..........................................    United States     1,000,000         17,810,000
                                                                                                   --------------
     TEXTILES & APPAREL 2.3%
     Adidas-Salomon AG .......................................       Germany        1,324,460         85,580,598
     Gucci Group NV ..........................................     Netherlands        909,800         78,515,740
                                                                                                   --------------
                                                                                                     164,096,338
                                                                                                   --------------
     WIRELESS TELECOMMUNICATION SERVICES 2.1%
    *AT&T Wireless Services Inc. .............................    United States     1,613,400         16,279,206
    *China Mobile (Hong Kong) Ltd. ...........................        China        22,251,500         64,193,191
    *Crown Castle International Corp. ........................    United States     1,926,000         11,960,460
     SK Telecom Co. Ltd. .....................................     South Korea        276,600         54,321,323
                                                                                                   --------------
                                                                                                     146,754,180
                                                                                                   --------------
     TOTAL COMMON STOCKS (COST $5,533,489,617) ...............                                     6,192,566,799
                                                                                                   --------------


                                                                                                              17

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                     COUNTRY        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 2.1%
     Cia Vale do Rio Doce, A, ADR, pfd. ......................       Brazil         2,566,800      $  65,325,060
     Cia Vale do Rio Doce, A, pfd. ...........................       Brazil         1,583,500         40,275,540
     Tele Norte Leste Participacoes SA, ADR, pfd. ............       Brazil           378,600          5,735,790
     Volkswagen AG, pfd. .....................................       Germany        1,256,650         38,588,559
                                                                                                   --------------
     TOTAL PREFERRED STOCKS (COST $143,405,016) ..............                                       149,924,949
                                                                                                   --------------



                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                 ------------
     BONDS 5.7%
     Federal Republic of Germany:
      4.50%, 5/19/03 .........................................       Germany       40,000,000 EUR     34,911,104
      5.00%, 2/17/06 .........................................       Germany       40,000,000 EUR     35,279,248
      5.00%, 7/04/11 .........................................       Germany        8,000,000 EUR      6,952,991
     Korea Telecom Corp, cvt., 144A, 0.25%, 1/04/07 ..........     South Korea     16,000,000         17,540,800
     National Grid Group PLC:
      cvt., Reg. S, 4.25%, 2/17/08 ...........................   United Kingdom    15,000,000 GBP     25,273,688
      cvt., 144A, 4.25%, 2/17/08 .............................   United Kingdom    16,000,000 GBP     26,958,600
     Sealed Air Corp., 4.00%, cvt. pfd. ......................    United States       200,500          8,962,350
     Sony Corp., cvt., 1.40%, 3/31/05 ........................        Japan     2,928,000,000 JPY     35,444,499
     Tecnost International NV, cvt., 144A, 1.00%, 11/03/05 ...     Netherlands     55,000,000 EUR     48,110,192
     Telefonos de Mexico SA, cvt., 4.25%, 6/15/04 ............       Mexico        34,500,000         47,049,375
     U.S. Treasury Bond, 6.25%, 5/15/30 ......................    United States    30,000,000         32,944,950
     U.S. Treasury Note, 6.50%, 2/15/10 ......................    United States    80,000,000         88,768,800
                                                                                                   --------------
     TOTAL BONDS (COST $389,321,704)                                                                 408,196,597
                                                                                                   --------------
     SHORT TERM INVESTMENTS 3.6%
     Federal Farm Credit Bank, 1.85%, 7/01/02 ................    United States    20,000,000         19,997,020
     Federal Home Loan Bank, 1.658% to 1.888%, with
        maturities to 5/29/02 ................................    United States    62,545,000         62,406,362
     Federal Home Loan Mortgage Corp., 1.695% to 2.050%,
        with maturities to 6/21/02 ...........................    United States    72,265,000         71,959,888
     Federal National Mortgage Association, 1.671% to 1.813%,
        with maturities to 7/12/02 ...........................    United States   105,180,000        104,781,727
                                                                                                   --------------
     TOTAL SHORT TERM INVESTMENTS (COST $259,113,434) ........                                       259,144,997
                                                                                                   --------------
     TOTAL INVESTMENTS BEFORE REPUCHASE AGREEMENTS (COST $6,325,329,771)                           7,009,833,342
                                                                                                   --------------


18

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                PRINCIPAL
                                                                  COUNTRY       AMOUNT**          VALUE
---------------------------------------------------------------------------------------------------------
    aREPURCHASE AGREEMENTS 2.5%
     Dresdner Bank AG, 1.85%, 3/01/02 (Maturity Value $4,496,231)
      Collateralized by U.S. Treasury Bills, Notes and Bonds,
      and U.S. Government Agency Securities ..................    United States   $ 4,496,000     $    4,496,000
     Paribas Corp., 1.85%, 3/01/02, (Maturity Value $175,008,993)
      Collateralized by U.S. Treasury Bills, Notes and Bonds,
      and U.S. Government Agency Securities ..................    United States   175,000,000        175,000,000
                                                                                                  ---------------
     TOTAL REPURCHASE AGREEMENTS (COST $179,496,000) .........                                       179,496,000
                                                                                                  ---------------
     TOTAL INVESTMENTS (COST $6,504,825,771) 100.1% ..........                                     7,189,329,342
     OTHER ASSETS, LESS LIABILITIES (.1)% ....................                                        (5,732,663)
                                                                                                  ---------------
     TOTAL NET ASSETS 100.0% .................................                                    $7,183,596,679
                                                                                                  ===============

    CURRENCY ABBREVIATIONS:
    EUR-- European Unit
    FIM-- Finnish Marka
    GBP-- British Pound
    JPY-- Japanese Yen




*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
a At February 28, 2002, all repurchase agreements held by the Fund had been entered into on that date.
+The Investment Company Act of 1940 defines "affiliated companies" as investment in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 2002, were $101,538,950.

                       See notes to financial statements.

TEMPLETON WORLD FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $6,504,825,771) .............................   $7,189,329,342
 Cash ..................................................................................        3,414,866
 Receivables:
  Investment securities sold ...........................................................      314,804,888
  Capital shares sold ..................................................................        4,864,447
  Dividends and interest ...............................................................       17,932,837
                                                                                           ---------------
      Total assets .....................................................................    7,530,346,380
                                                                                           ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................      330,851,033
  Capital shares redeemed ..............................................................        7,307,662
  To affiliates ........................................................................        6,272,479
 Deferred tax liabilities (Note 1g) ....................................................        1,259,837
 Accrued expenses ......................................................................        1,058,690
                                                                                           ---------------
      Total liabilities ................................................................      346,749,701
                                                                                           ---------------
Net assets, at value ...................................................................   $7,183,596,679
                                                                                           ===============
Net assets consist of:
 Undistributed net investment income ...................................................   $  (19,265,683)
 Net unrealized appreciation ...........................................................      683,024,432
 Accumulated net realized loss .........................................................     (154,693,736)
 Capital shares ........................................................................    6,674,531,666
                                                                                           ===============
Net assets, at value ...................................................................   $7,183,596,679
                                                                                           ===============
CLASS A:
 Net asset value per share ($6,856,924,864 / 469,276,743 shares outstanding) ...........           $14.61
                                                                                           ===============
 Maximum offering price per share ($14.61 / 94.25%) ....................................           $15.50
                                                                                           ===============
CLASS B:
 Net asset value and maximum offering price per share ($27,753,889 / 1,917,632
    shares outstanding)*                                                                           $14.47
                                                                                           ===============
CLASS C:
 Net asset value per share ($298,917,926 / 20,880,524 shares outstanding)* .............           $14.32
                                                                                           ===============
 Maximum offering price per share ($14.32 / 99.00%) ....................................           $14.46
                                                                                           ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON WORLD FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $3,437,766)
 Dividends ................................................................   $ 55,700,240
 Interest .................................................................     11,085,535
                                                                              -------------
      Total investment income .............................................                   $66,785,775
Expenses:
 Management fees (Note 3) .................................................     21,848,886
 Administrative fees (Note 3) .............................................      2,784,624
 Distribution fees (Note 3)
  Class A .................................................................      8,511,995
  Class B .................................................................        128,925
  Class C .................................................................      1,481,143
 Transfer agent fees (Note 3) .............................................      3,126,000
 Custodian fees ...........................................................        788,000
 Registration and filing fees .............................................        107,800
 Professional fees ........................................................         54,100
 Directors' fees and expenses .............................................         39,800
 Other ....................................................................         36,250
                                                                              -------------
      Total expenses ......................................................                    38,907,523
                                                                                              ------------
          Net investment income ...........................................                    27,878,252
                                                                                              ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments .............................................................    (87,589,329)
  Foreign currency transactions ...........................................     (5,669,003)
                                                                              -------------
      Net realized loss ...................................................                   (93,258,332)
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................    153,818,213
  Translation of assets and liabilities denominated in foreign currencies .       (226,963)
  Deferred taxes (Note 1g) ................................................     (1,259,837)
                                                                              -------------
      Net unrealized appreciation on investments ..........................                   152,331,413
                                                                                              ------------
Net realized and unrealized gain ..........................................                    59,073,081
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $86,951,333
                                                                                              ============

                       See notes to financial statements.

TEMPLETON WORLD FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001


                                                                             SIX MONTHS ENDED    YEAR ENDED
                                                                             FEBRUARY 28, 2002 AUGUST 31, 2001
                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................... $   27,878,252  $  148,083,073
  Net realized gain (loss) from investments and foreign currency transactions    (93,258,332)    117,053,316
  Net unrealized appreciation (depreciation) on investments and translation of
  assets and liabilities denominated in foreign currencies and deferred taxes    152,331,413  (1,667,714,203)
                                                                              -------------------------------
      Net increase (decrease) in net assets resulting from operations .......     86,951,333  (1,402,577,814)

Distributions to shareholders from:
 Net investment income:
  Class A ...................................................................   (126,833,779)   (133,062,405)
  Class B ...................................................................       (294,151)       (216,445)
  Class C ...................................................................     (3,234,657)     (2,990,449)
 Net realized gains:
  Class A ...................................................................             --    (569,516,650)
  Class B ...................................................................             --      (1,577,192)
  Class C ...................................................................             --     (26,070,835)
                                                                              -------------------------------
Total distributions to shareholders .........................................   (130,362,587)   (733,433,976)

Capital share transactions (Note 2):
  Class A ...................................................................   (202,754,760)   (375,617,426)
  Class B ...................................................................      2,049,253       8,038,071
  Class C ...................................................................    (13,804,843)    (17,787,854)
                                                                              -------------------------------
Total capital share transactions ............................................   (214,510,350)   (385,367,209)
       Net decrease in net assets ...........................................   (257,921,604) (2,521,378,999)
Net assets:
 Beginning of period ........................................................  7,441,518,283   9,962,897,282
                                                                              -------------------------------
 End of period .............................................................. $7,183,596,679  $7,441,518,283
                                                                              ===============================
Undistributed net investment income included in net assets:
 End of period .............................................................. $  (19,265,683) $   97,428,680
                                                                              ===============================

                       See notes to financial statements.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

H. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to August 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $14,210,028 in the recorded cost of investments and a corresponding increase in net unrealized appreciaion.

The effect of this change for the period ended February 28, 2002 was to decrease net investment income by $2,568,366, increase unrealized gains by $4,549,143 and decrease realized gains by $7,117,509. The Statement of Changes in net assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

At February 28, 2002, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares as follows: 800 million Class A shares, 200 million Class B shares, and 200 million Class C shares. Transactions in the Fund's shares were as follows:

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                 ------------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES        AMOUNT
                                                 ------------------------------------------------------------
CLASS A SHARES:
Shares sold ...................................   25,995,587  $ 372,185,301      196,714,305  $3,297,549,724
Shares issued on reinvestment of distributions     7,957,807    110,634,169       38,369,239     623,523,874
Shares redeemed ...............................  (47,973,704)  (685,574,230)    (256,018,162) (4,296,691,024)
                                                 ------------------------------------------------------------
Net decrease ..................................  (14,020,310) $(202,754,760)     (20,934,618) $ (375,617,426)
                                                 ============================================================

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                 ------------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES        AMOUNT
                                                 ------------------------------------------------------------
CLASS B SHARES:
Shares sold ...................................      254,515   $  3,625,701          575,351  $    9,194,795
Shares issued on reinvestment of distributions        19,338        264,317          102,086       1,645,115
Shares redeemed ...............................     (130,906)    (1,840,765)        (179,039)     (2,801,839)
                                                 ------------------------------------------------------------
Net increase ..................................      142,947   $  2,049,253          498,398  $    8,038,071
                                                 ============================================================

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                 ------------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES        AMOUNT
                                                 ------------------------------------------------------------
CLASS C SHARES:
Shares sold ...................................    1,155,222  $  16,247,557        5,306,784  $   86,010,492
Shares issued on reinvestment of distributions       208,343      2,816,794        1,602,146      25,513,076
Shares redeemed ...............................   (2,352,805)   (32,869,194)      (8,027,226)   (129,311,422)
                                                 ------------------------------------------------------------
Net decrease ..................................     (989,240) $ (13,804,843)      (1,118,296) $  (17,787,854)
                                                 ============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, LLC (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.75%          First $200 million
         0.675%         Over $200 million, up to and including $1.3 billion
         0.60%          Over $1.3 billion

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion




The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2002, there were unreimbursed costs of $1,565,112. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $244,527 and $34,473, respectively.


4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments ......................   $6,526,129,579
                                                              ---------------
                 Unrealized appreciation ..................    1,342,910,855
                 Unrealized depreciation ..................     (679,711,092)
                                                              ---------------
                 Net unrealized appreciation ..............   $  663,199,763
                                                              ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities.

At August 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $43,520,978. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $1,378,526,724 and $1,393,725,590, respectively.

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

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

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

SEMIANNUAL REPORT
TEMPLETON WORLD FUND

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton World Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

102 S2002 04/02             [LOGO OMITTED]  Printed on recycled paper